Exhibit 10.14

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

EXCLUSIVE LICENSE AGREEMENT

between

THE REGENTS OF THE UNIVERSITY OF CALIFORNIA

and

TheRas, Inc.

for

Covalent Modification on CAAX- box Cysteine of K-Ras 4B Using Tethering Compounds

UC Case No. [***]

EXECUTION COPY

CONFIDENTIAL

UC Case No(s).        [***]

EXCLUSIVE LICENSE AGREEMENT

for

Covalent Modification on CAAX- box Cysteine of K-Ras 4B Using Tethering Compounds

This exclusive license agreement (“Agreement”) is made effective this 28th day of September, 2016 (“Effective Date”), by and between The Regents of the University of California, a California public corporation, having its statewide administrative offices at 1111 Franklin Street, 12th Floor, Oakland, California 94607-5200 (“The Regents”) and acting through its Office of Innovation, Technology, and Alliances, University of California San Francisco (“UCSF”), 3333 California Street, Suite S-11, San Francisco, CA 94143 and TheRas, Inc., a Delaware corporation, having a principal place of business at 165 University Avenue, Suite 5, Palo Alto, CA 94301 (“Licensee”) and a subsidiary of BridgeBio, LLC.

BACKGROUND

A.     Certain inventions, generally characterized as “Covalent Modification on CAAX-box Cysteine of K-Ras 4B Using Tethering Compounds” ([***]) (collectively “Invention”), made in the course of research at UCSF and Leidos Biomedical Research, Inc. (“Leidos”) by Drs. Frank P. McCormick, Stephan C. Gysin, Adam R. Renslo, and David Turner at UCSF and by Drs. Anna E. Maciag and Oleg Chertov of Leidos (collectively, the “Inventors”) and are claimed in Patent Rights as defined below.

B.    The development of the Invention was sponsored in part by the National Institutes of Health and, as a consequence, this license is subject to overriding obligations to the United States Federal Government under 35 U.S.C. §§ 200-212 and applicable regulations including a nonexclusive, non-transferable, irrevocable, paid-up license to practice or have practiced the Invention for or on behalf of the United States Government throughout the world.

C.     The Regents and Leidos have executed an Inter-Institutional Agreement (UC Control No. 2017-18-0104 ) with an effective date of August 22, 2016, which grants The Regents the right to license the Invention on behalf of both parties (the “IIA”).

D.    The Licensee and The Regents have executed a Secrecy Agreement (UC Control No. 2016-20-0326) with an effective date of February 28, 2016.

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

E.    The scope of such rights granted by The Regents is intended to extend to the scope of the patents and patent applications in Patent Rights, but only to the extent that The Regents has proprietary rights in and to the Valid Claims of such Patent Rights.

F.    Both parties recognize and agree that Earned Royalties are due under this Agreement with respect to products, services and methods and that such royalties will be paid with respect to both pending patent applications and issued patents, in accordance with the terms and conditions set forth herein,

G.     The Licensee is a “small business firm” as defined in 15 U.S.C. §632.

- - oo 0 oo - -

The parties agree as follows:

1. DEFINITIONS

As used in this Agreement, the following terms, whether used in the singular or plural, shall have the following meanings:

1.1

“Affiliate” of the Licensee means any entity which, directly or indirectly, Controls the Licensee, is Controlled by the Licensee or is under common Control with the Licensee. “Control” means (i) having the actual, present capacity to elect a majority of the directors of the applicable entity; (ii) having the power to direct at least fifty percent (50%) of the voting rights entitled to elect directors of the applicable entity; or (iii) in any country where the local law will not permit foreign equity participation of a majority, ownership or control, directly or indirectly, of the maximum percentage of such outstanding stock or voting rights permitted by local law.

1.2

“Combination Product” means a product that in a single formulation or in a single package contains both a compound that is a Licensed Product and one or more Combination Product Component(s), provided that (i) such Combination Product Component and such Licensed Product are capable of being Sold (but may not be actually Sold) either separately from such combined product, with or without other therapeutic products by the Licensee or any Affiliate, or Sublicensee or the patent holder of the Combination Product Component and (ii) the market price of such combined product is higher than the market price for such Licensed Product (or what should have been if such Licensed Product is not Sold separately) as a result of such combined product containing or using such Combination Product Component.

1.3	“Combination Product Component” means [***].

1.4	“Field of Use” means prophylactic and therapeutic uses in humans.

1.5

“Licensed Method” means any process, art or method the use or practice of which, but for the license granted in this Agreement, would infringe, or contribute to, or induce the infringement of, any Patent Rights in any country were they issued at the time of the infringing activity in that country.

1.6

“Licensed Product(s)” means any product, including, without limitation, a product for use or used in practicing a Licensed Method and any product made by practicing a Licensed Method, the manufacture, use, Sale, offer for Sale or import of which, but for the license granted in this Agreement, would infringe, or contribute to, or induce the infringement of, any Patent Rights in any country were they issued at the time of the infringing activity in that country.

1.7

“Licensed Service(s)” means any service provided for consideration (whether in cash or any other form), when such service (i) involves the use of a Licensed Product or (ii) involves the practice of a Licensed Method.

1.8

“Method of Use Licensed Product” means any Licensed Product or Licensed Service, the method of use of which is claimed by at least one Valid Claim included in the Patent Rights and is not a Therapeutic Licensed Product.

1.9	“Net Sale” means [***].

[***]

Notwithstanding the foregoing, transfers or other dispositions of Licensed Products for [***]. Licensee shall include in its progress reports submitted pursuant to Paragraph 14.1 a description of all Sales occurring in the relevant reporting period that it believes are within the scope of this paragraph. If it is unclear to The Regents that a transfer or other disposition of Licensed Products falls within the scope of this paragraph, the parties will promptly confer and attempt to resolve the matter in good faith.

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

1.10

“Option Invention” means inventions which (i) constitute patentable advancements, developments or improvements to the Invention, whether or not the subject of any patent application, which are not sufficiently supported by the specification of a previously-filed patent or patent application within the Patent Rights to be entitled to the priority date of the previously-filed patent or patent application; (ii) are conceived and reduced to practice by Dr. Frank McCormick after [***] and before [***]; and (iii) are solely assigned to or otherwise obtained by The Regents.

1.11	“Patent Rights” means the Valid Claims of, to the extent assigned to or otherwise obtained by The Regents and/or Leidos, the following United States patents and patent applications:

UC Case Number	PCT Application Number	Filing or Issue Date
[***]	[***]	[***]

Patent Rights shall further include the Valid Claims of, to the extent assigned to or otherwise obtained by The Regents and/or Leidos, the corresponding foreign patents and patent applications and any reissues, extensions, substitutions, continuations, divisions, and continuation-in-part applications (but only those Valid Claims in the continuation-in-part applications that are entirely supported in the specification and entitled to the priority date of the parent application). Further, The Regents agrees that it will not file or prosecute additional; patent applications, outside the scope of the Patent Rights, based on the invention disclosure existing as of the Effective Date that is identified as [***]. For the avoidance of doubt, this definition of Patent Rights excludes any rights in and to Option Inventions, except as provided under Article 4.

1.12

“Profit Sharing Income” means amounts received by Licensee under a sublicense agreement between Licensee and a Sublicensee under which Licensee is funding a share of the development or commercialization costs of the Licensed Product and receives a share of net profit from such Sublicensee specifically resulting from any actual Licensed

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Product Sales that actually occurred. It does not, however, include any other amounts received by Licensee from such Sublicensee that are not [***], including but not limited to [***]. For the avoidance of doubt, the negotiated Earned Royalty shall be paid on any such product Sales that give rise to such a Profit Sharing Income to Licensee.

1.13	“Sale” means the act of selling, leasing or otherwise transferring, providing, or furnishing for use for any consideration.

1.14

“Sublicensee” means any person or entity (including any Affiliate) to which any of the license rights granted to the Licensee hereunder are granted a sublicense or an option to a sublicense, but not including any subcontractors or vendors provided that Licensee is responsible for performance of such subcontractors in compliance with this Agreement and that such subcontractors or vendors do not provide any cash or in-kind consideration to Licensee in exchange for Patent Rights.

1.15

“Sublicensing Revenues” means amounts (including, without limitation, any [***], received by or payable to the Licensee from any Sublicensee in consideration for the rights granted under a sublicense of the Licensee’s rights under this Agreement, provided that Sublicensing Revenues will not include amounts received by or payable to the Licensee that are reasonably and fairly attributable to any of the following to the extent that each is bona fide: (a) [***] of the Licensee, (b) amounts received by the Licensee as the [***] of the Licensee; (c) reimbursements to the Licensee of [***]; (d) reimbursement to the Licensee for [***] after the Effective Date of this Agreement, on the basis of [***].

1.16

“Therapeutic Licensed Product” means any Licensed Product, the composition of matter of which is claimed by at least one Valid Claim included in the Patent Rights or any Licensed Service that uses such Licensed Product. For the avoidance of doubt, any Licensed Product covered by a claim that combines screening, composition of matter and/or method of use in the same claim, shall be considered a Therapeutic Licensed Product.

1.17

“Valid Claim” means a claim of a patent or patent application in any country that (i) has not expired; (ii) has not been disclaimed; (iii) has not been cancelled or superseded, or if cancelled or superseded, has been reinstated; and (iv) has not been revoked, held invalid,

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

or otherwise declared unenforceable or not allowable by a tribunal or patent authority of competent jurisdiction over such claim in such country from which no further appeal has or may be taken.

2. GRANT

2.1

Subject to the limitations and other terms and conditions set forth in this Agreement including the license granted to the United States Government and those reserved by The Regents set forth in the Background and in Paragraphs 2.2.1 (obligations to the United States Government) and 2.4 (Government Requirements), The Regents grants to the Licensee an exclusive license under its rights in and to Patent Rights to make, have made, use, Sell, offer for Sale and import Licensed Products, to provide Licensed Services, and to practice Licensed Methods, in the United States and in other countries where The Regents may lawfully grant such Licenses, only in the Field of Use.

2.2	The license granted in Paragraph 2.1 is subject to the following:

2.2.1

The obligations to the United States Government under 35 U.S.C. §§ 200-212 and all applicable governmental implementing regulations, as amended from time to time, including the obligation to report on the utilization of the Invention as set forth in 37 CFR. § 401.14(h), and all applicable provisions of any license to the United States Government executed by The Regents; and

2.2.2

the National Institutes of Health “Principles and Guidelines for Recipients of NIH Research Grants and Contracts on Obtaining and Disseminating Biomedical Research Resources,” 64 F.R. 72090 (Dec. 23, 1999), as amended from time to time.

2.3

Reservation of Rights. The Regents reserves and retains the right (and the rights granted to the Licensee in this Agreement shall be limited accordingly), on behalf of itself and Leidos, to make, use and practice the Invention and any technology relating to any of the foregoing and to make and use any products and to practice any process that is the subject of the Patent Rights (and to grant any of the foregoing rights to other educational and non-profit institutions) for educational and research purposes, including without limitation, any sponsored research performed for or on behalf of commercial entities and including publication and other communication of any research results, provided that the right and interest of any such commercial entity shall be subject to the license granted to Licensee under this Article 2.

2.4

Government Requirements. Because the Invention was made under funding provided by the United States Government, the parties agree to comply with the terms set forth in 35 U.S.C. § 204. The Regents will offer reasonable assistance in obtaining a waiver of these requirements upon Licensee’s request.

2.5

Option Grant. To the extent it is lawfully able to, and subject to the limitations and other terms and conditions set forth in this Agreement including the license granted to the United States Government set forth in the Background and in Paragraph 2.2.1 and the terms of the option set forth in Section 4 (Option), The Regents shall (i) use commercially reasonable efforts to keep Licensee informed of the development of any Option Inventions, and (ii) shall grant the Licensee a time-limited, exclusive option on such Option Inventions as outlined in Section 4.

3. SUBLICENSES

3.1

Permitted Sublicensing. The Regents also grants to the Licensee the right to sublicense the rights granted to the Licensee hereunder, through multiple tiers, to Affiliates and third parties, as long as the Licensee has current exclusive rights thereto under this Agreement. For purposes of this Agreement, any further sublicense granted by any sublicensee will be considered a Sublicense and Licensee will ensure that such further sublicensees will be compliant with this Section 3.1. Licensee will ensure that each sublicense is subject to a written sublicense agreement. All sublicenses will include all of the applicable rights of, and will require the performance of all the applicable obligations due to, The Regents (and, if applicable, the United States Government and other sponsors), other than those rights and obligations specified in Article 6 (License Issue Fee), Article 7 (License Maintenance Fee) and Paragraph 9.2 (Minimum Annual Royalty) and Paragraphs 21.3 and 21.4 (reimbursement of Patent Prosecution Costs). For the purposes of this Agreement, the operations of all Sublicensees shall be deemed to be the operations of the Licensee, for which the Licensee shall be responsible.

3.2

Sublicense Requirements. The Licensee shall provide The Regents with a copy of each sublicense issued within thirty (30) days of execution of such sublicense or sublicense amendment; collect and guarantee payment of all payments due The Regents from Sublicensees; and summarize and deliver all reports due The Regents from Sublicensees. In the event that a Sublicensee does not pay payments owed to Licensee, Licensee shall use reasonable efforts, to obtain such owed and unpaid payments. If Licensee has (a) sent at least two (2) notices of default to its Sublicensee by return receipt mail, or (b) its Sublicensee has not paid following efforts by a collection agency to obtain payment of such payments, then (i) if Licensee terminates the corresponding sublicense within such [***] period and declares the uncollectable debt owed by Sublicensee to Licensee in Licensee’s books, then Sublicense Fees with respect to such uncollectible payments shall not be due to The Regents; provided that if such payments is actually paid to Licensee thereafter, then Sublicense Fees with respect to such payments shall accrue to The Regents within [***] of the date that Licensee receives payment of such payments; or (ii)y if Licensee does not terminate the corresponding sublicense within such [***], Licensee shall pay Sublicense Fees with respect to such payments, even though Licensee did not receive payment of such payments from its Sublicensee.

3.3

Mandatory Sublicensing. If Licensee is unable or unwilling to serve or develop a potential market or market territory for which there is a company willing to be a Sublicensee, Licensee will, at The Regents’ request, negotiate in good faith a Sublicense with any such Sublicensee. The Regents would like licensees to address unmet needs, such as those of neglected patient populations or geographic areas, giving particular attention to improved therapeutics, diagnostics and agricultural technologies for the developing world.

3.4

License Termination or Conversion to Non-Exclusive. Any sublicense granted hereunder shall survive any early termination of this Agreement or conversion of this Agreement to a non-exclusive license, provided that: (i) the relevant Sublicensee is not in default of its sublicense and there are no Uncollectable Amounts, as defined in 1.9.5 associated with the Sublicensee, (ii) such Sublicensee agrees in writing to an assignment to The Regents of such sublicense; (iii) all of the terms of this Agreement are agreed to fully in writing by such Sublicensee; (iv) such Sublicensee acquires no rights from or

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

obligations on the part of The Regents other than those that, are specifically granted under this Agreement; and (v) such Sublicensee assumes all liability and obligations to The Regents required of Licensee by this Agreement with respect to The Regents’ sublicensed rights, including past due obligations existing at the tune of assignment of this Agreement by Licensee. If any Sublicensee fails to meet the above provisions described in this Paragraph 3.4 (i) - (v) then The Regents may terminate its sublicense, in accordance with Article 17 (Termination by The Regents). The Regents will not be bound to perform any duties or obligations set forth in any sublicense to any Sublicensees that extend beyond the duties and obligations of The Regents set forth in this Agreement, and the Licensee’s obligations to The Regents hereunder will be binding upon each Sublicensee. Any such assignment will include a modification to the sublicense that requires payment of all financial obligations (including, without limitation milestone payments and Earned Royalties) directly to The Regents by the Sublicensee as if it were the Licensee at a rate that is no lower than the rate set forth in the applicable section of this Agreement, in accordance with Article 5 (Payment Terms).

4. OPTION

4.1

The Licensee shall have [***] from the day it received written notification from The Regents of an Option Invention in which to notify The Regents in writing of Licensee’s desire to take a license to the Option Invention. If applicable and reasonable, such notification will identify the particular patent applications, patents, and territories for which the Licensee wishes to obtain a license from The Regents and those for which it has no interest.

4.2

The failure of the Licensee to so notify The Regents within the required time period will be deemed by The Regents as an election by the Licensee not to secure a license to the Option Invention, and The Regents will then be free to market and license the Option Invention to others without any further obligation to the Licensee.

4.3

If Licensee does elect to take a license for an Option Invention under Paragraph 4.1, Licensee will provide The Regents with a written Plan of Commercialization for Licensed Products and Licensed Services within [***] of the effective date of such notification. A “Plan of Commercialization” is a reasonably detailed plan containing, but

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

not limited to, the following information for each Licensed Product and Licensed Service: a plan and timetable for commercial development and market-introduction of each Licensed Product and Licensed Service, including specific performance milestones representing technical achievements necessary for their commercialization and the date each such milestone will be met; projected Sales; the anticipated date of their first commercial Sale; projected costs and profits; proposed financial terms for License; whether Licensee requests an exclusive or nonexclusive license; and other terms commonly included in business plans. The failure of the Licensee to provide a Plan of Commercialization reasonable acceptable to The Regents will be deemed an election by the Licensee not to secure a license to the Option Invention, and The Regents will then be free to market and license the Option Invention to others without any further obligation to the Licensee.

4.4

If the Licensee exercises its rights under this Article 4 (Option) with respect to any Option Invention, for a period for which not to exceed a total of [***] the Licensee and The Regents will, in good faith, negotiate the outstanding terms and conditions of a new license agreement (“New License Agreement”). The Regents has no obligation to file any patent application for Option Invention but may do so at its own discretion or at the request of the Licensee. [***]. Notwithstanding any other provision of this Agreement to the contrary, neither party will be obligated to negotiate the New License Agreement beyond [***] from the Licensee’s written election under Paragraph 4.1, unless the six month period is extended upon mutual written agreement of the parties.

4.5

The parties mutually acknowledge that good-faith negotiations may not result in the execution of that New License Agreement, but the parties will use reasonable efforts to reach agreement on commercially reasonable terms.

4.6	The New License Agreement will include, but not be limited to, the following provisions, in a form similar to this Agreement if appropriate:

[***].

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

5. PAYMENT TERMS

5.1

Payment Obligations. Paragraphs 1.5, 1.6, 1.7, and 1.11 define Licensed Method, Licensed Product, Licensed Service and Patent Rights, so that Earned Royalties are payable on products and methods covered by Valid Claims in both pending patent applications and issued patents. Earned Royalties will accrue in each country for the duration of the Valid Claims contained in the Patent Rights in that country and will be payable to The Regents in accordance with Section 5.2.when Licensed Products or Licensed Services are invoiced, or if not invoiced, when delivered or otherwise exploited by the Licensee or Sublicense in a manner constituting a Net Sale as defined in Paragraph 1.9. Sublicense Fees with respect to any Sublicensing Revenue shall accrue to The Regents within [***] of the date that such Sublicensing Revenue is received by the Licensee provided that Licensee uses reasonable efforts to obtain such payments in accordance with Paragraph 3.2.

5.2

Schedule. The Licensee will pay to The Regents all Earned Royalties, Sublicense Fees and other consideration payable to The Regents [***]. Each payment will be for Earned Royalties, Sublicense Fees and other consideration which has accrued within the Licensee’s most recently completed calendar quarter.

5.3

Currency. All consideration due The Regents will be payable and will be made in United States dollars by check payable to “The Regents of the University of California” or by wire transfer to an account designated by The Regents. The Licensee is responsible for all bank or other transfer charges. When Licensed Products or Licensed Services are Sold for monies other than United States dollars, the Earned Royalties and other consideration will first be determined in the foreign currency of the country in which such Licensed Products or Licensed Services were Sold and then converted into equivalent United States dollars. The exchange rate will be the average exchange rate quoted in the The Wall Street Journal during the last thirty (30) days of the reporting period.

5.4

Taxes. Sublicense Fees and Earned Royalties on Net Sales of Licensed Products or Licensed Services and other consideration accrued in, any country outside the United States may not be reduced by any taxes, fees or other charges imposed by the government of such country, except those taxes, fees and charges allowed under the provisions of Paragraph 1.9 (Net Sales).

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

5.5

Accrual. In the event that any patent or claim thereof included within the Patent Rights is held invalid in a final decision by a court of competent jurisdiction and last resort and from which no appeal has or can be taken, then all obligation to pay royalties based on that patent or claim or any claim patentably indistinct therefrom will cease as of the date of final decision. The Licensee will not, however, be relieved from paying any royalties that accrued before such final decision and the Licensee shall be obligated to pay the full amount of royalties due hereunder to the extent that The Regents licenses one or more Valid Claims within the Patent Rights to the Licensee with respect to Licensed Products or Licensed Services.

5.6

Late Payments. In the event that royalties, fees, reimbursements for Patent Prosecution Costs or other monies owed to The Regents are not received by The Regents when due, the Licensee will pay to The Regents interest at a rate of [***], or the maximum amount allowable by law, whichever is lower. Such interest will be calculated from the date payment was due until actually received by The Regents. Such accrual of interest will be in addition to and not in lieu of, enforcement of any other rights of The Regents due to such late payment.

6. LICENSE ISSUE FEE

6.1

The Licensee will pay to The Regents a license issue fee of seventy five thousand dollars ($75,000) within [***] of the Effective Date. This fee is non-refundable, non-cancelable and is not an advance or otherwise creditable against any royalties or other payments required to be paid under the terms of this Agreement.

7. LICENSE MAINTENANCE FEE

7.1	The Licensee will also pay to The Regents a license maintenance fee as follows:

7.1.1	[***] on [***].

7.1.2	[***] beginning on the [***] and continuing annually on each subsequent anniversary of the Effective Date.

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

7.1.3

Notwithstanding the payment obligations set forth in Section 7.1.1 and 7.1.2, license maintenance fee is not due on any anniversary of the Effective Date if on that date, the Licensee is Selling or otherwise exploiting Licensed Products or Licensed Services and is paying an Earned Royalty to The Regents on the Net Sales of such Licensed Product or Licensed Service. The license maintenance fee is non-refundable and is not an advance or otherwise creditable against any royalties or other payments required to be paid under the terms of this Agreement.

8. PAYMENTS ON SUBLICENSES

8.1	The Licensee will pay to The Regents the following non-refundable and non-creditable sublicense fees (“Sublicense Fees”):

8.1.1	[***] percent ([***]%) of all Sublicensing Revenues received prior to [***].

8.1.2	[***] percent ([***]%) of all Sublicensing Revenues received after [***] but prior to [***].

8.1.3	[***] percent ([***]%) of all Sublicensing Revenues received after [***].

9. EARNED ROYALTIES AND MINIMUM ANNUAL ROYALTIES

9.1

Earned Royalty. The Licensee will pay to The Regents an Earned Royalty as described below on the Net Sales of each Licensed Product or Licensed Service subject to the terms and conditions of this Agreement (“Earned Royalty”):

9.1.1	For each Therapeutic Licensed Product

9.1.1.1	[***] up to the portion of annual Net Sales of the applicable Therapeutic Licensed Product under [***] and;

9.1.1.2	[***] for the portion of annual Net Sales of the applicable Therapeutic Licensed Product above [***].

9.1.2	For Method of Use Licensed Products

9.1.2.1	[***].

9.1.3	A Licensed Product will be paid royalties at either the rates set forth in 9.1.1 or 9.1.2 above, but not both. For the avoidance of doubt, the method of use rate will

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

apply to Method of Use Licensed Products that are covered by method of use claims of the Patent Rights only and in which the therapeutic product utilizing the method of use claim is not a Therapeutic Licensed Product.

9.2

Minimum Annual Royalty. The Licensee will also pay to The Regents a minimum annual royalty of [***] for the life of Patent Rights, beginning with the year of the first Sale of Licensed Product or Licensed Service. The minimum annual royalty will be paid to The Regents by [***] and will be credited against the Earned Royalty due for the calendar year in which the minimum payment was made. Licensee’s obligation to pay the minimum annual royalty will be pro-rated for the number of months remaining in the calendar year when Sales commence and will be due the following [***] (along with the minimum annual royalty payment for that year), to allow for crediting of the pro-rated year’s Earned Royalties.

10. MILESTONE PAYMENTS

10.1	With respect to each Licensed Product, the Licensee will pay to The Regents the following one-time per Licensed Product, non-refundable, non-creditable amounts:

10.1.1	For the first indication for each Licensed product:

[***]

10.1.2	For the second indication for each Licensed Product:

[***]

10.2

For the avoidance of doubt, each of the milestone payments set forth in Paragraphs 10.1.1 and 10.1.2 will be payable with respect to each Licensed Product and regardless of whether the applicable milestone event has been achieved by the Licensee, Sublicensee, or any Affiliate, provided that, if Licensee discontinues the development and/or commercialization of a particular Licensed Product and instead develops and/or commercializes another Licensed Product in place of such discontinued Licensed Product, then Licensee shall not be required to make any milestone payments for such second Licensed Product for any milestone events that have already triggered Licensee’s milestone payment obligations for the discontinued Licensed Product for that particular indication.

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

10.3	All milestone payments set forth in Paragraphs 10.1 are due to The Regents within [***] of the occurrence of the applicable milestone event.

11. INDEXED MILESTONE

11.1	Within [***] of the Indexed Milestone Event (as defined in 11.4 below), the Licensee will pay to The Regents a cash payment (“Indexed Milestone Payment”) equal to N times $P, where:

11.1.1

N shall be the number equivalent of the number of shares equal to [***] of the then-outstanding shares of common stock of Licensee (assuming full conversion of all then-outstanding preferred stock and convertible securities and full exercise of any then-outstanding options and warrants) calculated on an as-converted basis as of immediately after the closing of a Licensee Financing (as defined in Paragraph 11.6 below); and

11.1.2	$P shall be

11.1.2.1

in the case of an IPO (as defined in 11.3 below), the offering price per share of the securities sold to the underwriters at the closing of the IPO (net of any underwriting discounts and commissions), or

11.1.2.2

in the case of a Change of Control Transaction (as defined in 11.5 below), the per share consideration (including the fair market value of any non-cash consideration paid by such acquiring third party therefore) that would be received by the Licensee’s stockholders in the Change of “^Control Transaction, calculated after payment to the Licensee’s preferred shareholders of the aggregate of capital invested in the Licensee by such preferred shareholders provided that such payment, including any fair market value of non-cash consideration, shall not be greater than [***] amount of capital invested in the Licensee by such preferred shareholders. Any amounts received from any earn-out escrow, milestones and/or other deferred payments would be considered and subsequently paid to the Regents as $P when the actual cash or amounts are distributed to Licensee’s holders of common stock.

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

11.2

N shall be adjusted in the same manner as the common stock in the event of a reverse or forward split of Licensee’s stock, any dividends, a recapitalization or other similar adjustment subsequent to the Licensee Financing. For the avoidance of doubt, calculation of such share number shall be treated no differently than other issued or outstanding common stock of the Licensee and specifically The Regents’ interest will not be subject to any greater dilution than the interest of any other holder of Licensee’s common stock.

11.3

“IPO” means an initial public offering of the equity securities of the Licensee or a subsidiary of Licensee pursuant to a registration statement filed with the Securities and Exchange Commission or a similar filing on an international exchange or market.

11.4	“Indexed Milestone Event” means the earlier to occur of (i) an IPO and (ii) a Change of Control Transaction.

11.5

“Change of Control Transaction” means; the first acquisition, consolidation, merger, reorganization or other transaction or series of transactions in which (x) either (i) Licensee is a constituent party or (ii) a subsidiary of Licensee is a constituent party and the licensee issues shares of its capital stock pursuant to such transaction, and (y) pursuant to which greater than fifty percent (50%) of the voting power of Licensee or subsidiary of Licensee is transferred to a third party. However, a transaction involving a third party will not be considered as a Change of Control Transaction if such transaction or series of transactions does not provide liquidity to at least a majority of Licensee’s stockholders, existing prior such transaction, either in the form of cash or stock that is freely tradable and listed on a national or international securities exchange or market.

11.6

“Licensee Financing” means the first issuance after the Effective Date of equity securities of the Licensee in a bona fide financing transaction or a series of related bona fide financing transactions with aggregate proceeds to Licensee of at least forty five million dollars $45,000,000(including the conversion of any convertible debt) and in which the proceeds to be received by Licensee are principally from investors who are venture capital, private equity, or similar investors.

11.7

Notwithstanding the above, in the event that a Change of Control Transaction or IPO occurs prior to the Licensee Financing date, the Indexed Milestone Payment shall be equal to the greater of a) N times $P, where $P is determined as in 11.1.2.2 above, and where N equals [***] of the then-outstanding shares of Licensee (assuming foil conversion of all then-outstanding convertible securities and full exercise of any then-outstanding options and warrants) immediately after the closing of a Change of Control Transaction, and (b) [***].

11.8

The Indexed Milestone Payment shall be a one-time payment obligation (other than any payments from an earn-out, escrow, milestone or other deferred consideration, or similar arrangement which shall be paid as and when received by the Licensee or its equity holders) and will survive termination or expiration of the license agreement. Payment of the Indexed Milestone Payment shall be in priority and preference to payment to any holders of equity securities of the Licensee.

12. PARTICIPATION RIGHTS

12.1

If the Licensee proposes to sell any equity securities or securities that are convertible into equity securities of the Licensee, then The Regents and/or its Assignee (as defined below) will have the right to purchase up to [***] of the securities issued in each offering on the same terms and conditions as are offered to the other purchasers in each such financing. Licensee shall provide [***] advanced written notice of each such financing, including reasonable detail regarding the terms and purchasers in the financing. The term “Assignee” means (a) any entity to which Licensee has consented to the assignment of The Regents’ participation rights under this section, or (b) any entity that is controlled by The Regents. This paragraph shall survive the termination of this agreement. Licensee hereby consents to assignment of the participation rights of The Regents to [***].

13. DUE DILIGENCE

13.1

The Licensee, upon execution of this Agreement, will diligently proceed with the development, manufacture and Sale of at least one (1) Licensed Products and/or Licensed Services and will earnestly and diligently market the same after receipt of any requisite regulatory approvals and in quantities sufficient to meet the market demands therefor.

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

13.2	The Licensee or a Sublicensee will obtain all necessary governmental approvals in each country where Licensed Products or Licensed Services are manufactured, used, Sold, offered for Sale or imported.

13.3	The Licensee will:

[***]

The Regents recognizes that there are uncertainties associated with the development of therapeutic products and the regulatory process required by the FDA (and Foreign regulatory authorities that are equivalent to the FDA), and that it may be necessary from time to time to amend one or more of the milestones under Paragraphs 13.3,3.2 through 13.3.3.6. Accordingly, if Licensee is unable to meet one or more of such specified milestones and Licensee demonstrates to The Regents, based on the Regents’ reasonable, objective, good faith assessment of Licensee’s demonstration and supporting documentation, that Licensee has used and is using Licensee’s diligent efforts (with supporting documentation) to meet such milestone and [***], then upon submission in writing by Licensee to The Regents of the aforementioned diligent efforts and a plan to overcome such regulatory hurdles, The Regents will extend the deadline for each such milestone under Paragraphs 13.3.1 through 13.3.3.7 for a [***], provided Licensee also has paid to The Regents a fee, for each such extension, [***]. An extension of one milestone will extend all remaining milestones in Paragraphs 13.3.1 through 13.3.3.7 by the same extension time period.

and

13.3.1	use commercially reasonable efforts to fill the market demand for Licensed Products and Licensed Services following commencement of marketing at any time.

13.4	If the Licensee is unable to perform any of the above provisions, [***].

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

14. PROGRESS AND ROYALTY REPORTS

14.1

Progress Reports. Beginning on June 30, 2017, and semiannually thereafter, Licensee will submit a written summary report to The Regents covering the Licensee’s (and any Affiliates’ or Sublicensees’) activities related to this Agreement. The report will include information sufficient to enable The Regents to satisfy reporting requirements of the U.S. Government and to ascertain progress by Licensee toward meeting this Agreement’s diligence requirements set forth in Article 13 (Due Diligence). Each report will describe, where relevant: progress toward commercialization of Licensed Products and Licensed Services, including work completed, identification of key scientific discoveries, summary of work in progress, current schedule of anticipated events or milestones, market plans for introduction of Licensed Products and Licensed Services, and significant corporate transactions involving Licensed Products and Licensed Services. Notwithstanding the foregoing, Licensee shall be deemed to have fulfilled its obligations under this Section 14.1 if such report is generated using the standard form provided by The Regents for such reporting purposes and that such form is filled out with sufficient detail as determined by the Licensing Professional responsible for the oversight of this Agreement. All information contained in such reports shall be deemed Proprietary Information of Licensee.

14.2

First Sale. The Licensee will report to The Regents the date of first Sale of a Licensed Product or Licensed Service in each country in its first progress and royalty reports following such first Sale of a Licensed Product or Licensed Service.

14.3

Royalty Reports. Beginning with the earlier of (i) the first Sale of a Licensed Product or Licensed Service or (ii) the first transaction that results in Sublicense Fees accruing to The Regents, the Licensee shall make quarterly royalty reports to The Regents on or before each February 28, May 31, August 31 and November 30 of each year. Each royalty report will [***]. All information contained in such royalty reports shall be deemed Proprietary Information of Licensee.

14.4

Entity Status. The Licensee has a continuing responsibility to keep The Regents informed of the large/small business entity status (as defined by the United States Patent and Trademark Office) of itself and its Sublicensees and Affiliates.

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

15. BOOKS AND RECORDS

15.1

Accounting. The Licensee shall keep accurate books and records showing all Licensed Products and Licensed Services manufactured, used, and/or Sold under the terms of this Agreement. Books and records must be preserved for at least five (5) years from the date of the royalty payment to which they pertain.

15.2

Auditing. Books and records must be open to inspection by representatives or agents of The Regents at reasonable times during normal business hours with reasonable notice of at least two (2) weeks, and such inspections shall not exceed more than once per calendar year. The Regents shall bear the fees and expenses of examination but if an error in royalties of more than [***] of the total royalties due for any year is discovered in any examination then the [***] of that examination and shall [***] of the examination results. Any information obtained by The Regents during such inspection shall be deemed Proprietary Information of Licensee.

16. LIFE OF THE AGREEMENT

16.1

Term. Unless otherwise terminated by operation of law, Paragraph 16.2 (Bankruptcy), or by acts of the parties in accordance with the terms of this Agreement, this Agreement will remain in effect from the Effective Date until, on a Licensed Product-by-Licensed Product and country-by-country basis, the expiration or abandonment of the last of the Valid Claim within a Patent Rights licensed hereunder. Notwithstanding Section 16.3 below, upon the expiration of this Agreement in a particular country for a particular Licensed Product, Licensee’s obligation to make earned royalty payment under Section 9.1 shall expire with; respect to such Licensed Product made, used, Sold, offered for Sale or imported, Licensed Service offered, or Licensed Method practiced in such country after such termination. Furthermore, Licensee’s obligation to make minimum royalty payment under Section 9.2 shall expire after the expiration of any and all earned royalty obligations with respect to any and all Licensed Products and/or Licensed Services then being developed and/or commercialized by or on behalf of Licensee except that except that Earned Royalties shall be due in accordance with this Agreement on any Licensed Products and/or Licensed Services made prior to the expiration of this Agreement.

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

16.2

Bankruptcy. This Agreement will automatically terminate without the obligation to provide [***] notice as set forth in Paragraph 17.1 (Termination By The Regents) upon the filing of a petition for relief under the United States Bankruptcy Code by or against the Licensee as a debtor or alleged debtor, provided that such filing is not withdrawn or otherwise dismissed within such [***].

16.3	Surviving Provisions. Any termination or expiration of this Agreement will not affect the rights and obligations set forth in the following Articles:

Article 1	Definitions
Paragraph 5.6	Late Payments
Article 6	License Issue Fee
Article 8	Payments on Sublicenses
Paragraphs 9.1 and 9.2	Earned Royalties and Minimum Annual Royalties
Article 11	Indexed Milestone
Article 12	Participation Rights
Article 15	Books and Records
Article 16	Life of the Agreement
Article 18	Use of Names and Trademarks
Article 19	Limited Warranty
Article 20	Limitation of Liability
Paragraphs 21.3 and 21.4	Patent Prosecution Costs and Effects of Termination
Article 24	Indemnification
Article 25	Notices
Article 28	Governing Laws; Venue
Article 31	Confidentiality

16.4

Effects of Termination. The termination or expiration of this Agreement will not relieve the Licensee of its obligation to pay any fees, royalties or other payments owed to The Regents at the time of such termination or expiration and will not impair any accrued right of The Regents, including the right to receive Earned Royalties in accordance with Article 9 (Earned Royalties and Minimum Annual Royalties).

17. TERMINATION

17.1

By The Regents. If the Licensee commits a Material Default of this Agreement, then The Regents may give written notice of default (Notice of Default) to the Licensee. A “Material Default” includes, but is not limited to: the failure of Licensee to: (i) perform any of its sublicensing obligations set forth in Article 3, (ii) make any payment in accordance with Articles 5, 6, 7, 8, 9,10 and 11; (iii) perform the diligence obligations

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

described in Article 13; (iv) submit the progress and royalty reports in accordance with Article 14; or (iv) indemnify an Indemnitee in accordance with Section 24.1. If the Licensee fails to repair the default within [***] of the effective date of Notice of Default, The Regents may terminate this Agreement and its licenses by a second written notice (Notice of Termination). If a Notice of Termination is sent to the Licensee, this Agreement will automatically terminate on the effective date of that notice.

17.2

By Licensee. The Licensee, has the right at any time to terminate this Agreement by providing a Notice of Termination to The Regents. Moreover, the Licensee will be entitled to terminate the rights under Patent Rights on a country-by-country basis by giving notice in writing to The Regents. Termination of this Agreement (but not termination of any patents or patent applications under Patent Rights, which termination is subject to Paragraph 21.4 (Effects of Termination) will be effective [***] from the date such termination notice is sent by Licensee.

17.3

Immediate Termination. The Agreement will terminate with [***] written notification if the Licensee files a claim that includes in any way the assertion that any portion of The Regents’ Patent Rights is invalid or unenforceable whether the filing is by Licensee, a third party on behalf of Licensee, or a third party at the written urging of, or with the assistance of, the Licensee, provided that such termination shall not become effective if Licensee withdraws or causes the withdrawal of such claim within such [***] notice period. Licensee shall not be construed as having breached this Section 17.3 if Licensee’s action is in connection with any claim of infringement asserted, alleged or filed by or on behalf of the Regents against Licensee or any of its Affiliates and/or sublicensees.

18. USE OE NAMES AND TRADEMARKS

18.1

Nothing contained in this Agreement will be construed as conferring any right to either party to use in advertising, publicity or other promotional activities any name, trade name, trademark or other designation of the other party (including a contraction, abbreviation or simulation of any of the foregoing). Without the Licensee’s consent case-by-case, The Regents may list Licensee’s name as a licensee of technology from The Regents and identify Licensee as a UCSF startup without further identifying the

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

technology. Unless required by ‘ law or unless consented to in writing by Director of Technology Management, Office of Innovation, Technology, and Alliances, the use by the Licensee of the name “The Regents of the University of California” or the name of any campus of the University of California in advertising, publicity or other promotional activities is expressly prohibited, except that Licensee shall have the right to state the fact that The Regents is the licensor of the Patent Rights without obtaining the prior consent of The Regents

19. LIMITED WARRANTY

19.1

To the extent of the knowledge of the licensing professional administering this Agreement and as of the Effective Date, The Regents warrants to the Licensee that (a) it is the joint owner of the Patent Rights with Leidos, which is the National Cancer Institute’s Operations and Technical Support (OTS) contractor to the Frederick National Laboratory for Cancer Research (FNLCR), a Federally Funded Research and Development Center (FFRDC) and a Federal Laboratory; (b) The Regents is the party having the sole and exclusive right to grant any commercial rights under the Patent Rights on behalf of both The Regents and Leidos; (c) neither The Regents nor Leidos has granted any option or license, or otherwise transferred or encumbered any Patent Rights, prior to the Effective Date with the exception of the statutorily required government license; and (d) The Regents has the lawful right to grant this license. The Regents agree that, during the Term, it will first notify Licensee in writing and discuss with Licensee in good faith any proposed modification or termination of the IIA before any such modification or termination becomes effective.

19.2

Except as expressly set forth in this Agreement, this license and the associated Invention, Patent Rights, Licensed Products, Licensed Services, and Licensed Methods are provided by The Regents WITHOUT WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR ANY OTHER WARRANTY OF ANY KIND, EXPRESS OR IMPLIED. THE REGENTS- MAKES NO EXPRESS OR IMPLIED REPRESENTATION OR WARRANTY THAT THE INVENTION, PATENT RIGHTS, LICENSED PRODUCTS, LICENSED SERVICES OR LICENSED METHODS WILL NOT INFRINGE ANY PATENT, COPYRIGHT, TRADEMARK OR OTHER RIGHTS.

19.3	This Agreement does not:

19.3.1	express or imply a warranty or representation as to the validity, enforceability, or scope of any Patent Rights; or

19.3.2

express or imply a warranty or representation that anything made, used, Sold, offered for Sale or imported or otherwise exploited under any license granted in this Agreement is or will be free from infringement of patents, copyrights, or other rights of third parties; or

19.3.3	obligate The Regents to bring or prosecute actions or suits against third parties for patent infringement except as provided in Article 23 (Patent Infringement); or

19.3.4

confer by implication, estoppel or otherwise any license or rights under any patents or other rights of The Regents other than Patent Rights, regardless of whether such patents are dominant or subordinate to Patent Rights; or

19.3.5

obligate The Regents to furnish any advancements, developments, or other improvements to Patent Rights which are not entitled to the priority dates of Patent Rights, or know-how, technology or information not provided in Patent Rights; or

20. LIMITATION OF LIABILITY

20.1

EXCEPT AS SET FORTH IN SECTION 24 (INDEMNIFICATION), NEITHER PARTY WILL BE LIABLE FOR ANY LOST PROFITS, COSTS OF PROCURING SUBSTITUTE GOODS OR SERVICES, LOST BUSINESS, ENHANCED DAMAGES FOR INTELLECTUAL PROPERTY INFRINGEMENT OR ANY INDIRECT, INCIDENTAL, CONSEQUENTIAL, PUNITIVE OR OTHER SPECIAL DAMAGES SUFFERED BY THE OTHER PARTY ARISING OUT OF OR RELATED TO THIS AGREEMENT FOR ALL CAUSES OF ACTION OF ANY KIND (INCLUDING TORT, CONTRACT, NEGLIGENCE, STRICT LIABILITY AND BREACH OF WARRANTY) EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

21. PATENT PROSECUTION AND MAINTENANCE

21.1

Patent Prosecution. As long as the Licensee has paid patent costs as provided for in this Article, The Regents shall diligently endeavor to prosecute and maintain the United States and foreign patents comprising Regents’ Patent Rights using counsel of its choice. The Regents will provide the Licensee with copies of all relevant documentation so that the Licensee will be informed of the continuing prosecution and may comment upon such documentation sufficiently in advance of any initial deadline for filing a response (and The Regents shall incorporate such comments when appropriate and/or reasonable), provided, however, that if the Licensee has not commented upon such documentation in a reasonable time for The Regents to sufficiently consider the Licensee’s comments prior to a deadline with the relevant government patent office, or The Regents must act to preserve the Patent Rights, The Regents will be free to respond without consideration of the Licensee’s comments, if any. The Licensee agrees to keep this documentation confidential. The Regents’ counsel will take instructions only from The Regents, and all patents and patent applications under this Agreement will be assigned solely to The Regents. The Regents shall use all reasonable efforts to amend any patent application to include claims reasonably requested by the Licensee to protect the products contemplated to be sold under this Agreement and to file and prosecute patents in foreign countries indicated by and [***].

21.2

Patent Term. The Licensee may apply for an extension of the term of any patent included within Regents’ Patent Rights if appropriate under the Drug Price Competition and Patent Term Restoration Act of 1984 and/or European, Japanese and other foreign counterparts of this Law. If the Licensee, at its commercially-reasonable discretion, elects to file for such an extension, it shall prepare all documents, and The Regents agrees to execute the documents and to take additional action as the Licensee reasonably requests in connection therewith.

21.3

Costs. [***] of preparing, filing, prosecuting and maintaining all United States and foreign patent applications contemplated by this Agreement (“Patent Prosecution Costs”). Patent Prosecution Costs billed by [***] counsel during the term of the Agreement and for the three (3) month period after a Notice of Termination as set forth in Paragraph 21.4

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

(Effects of Termination) below will be rebilled to the [***] and are due within [***] of rebilling by [***]. These Patent Prosecution Costs will include, without limitation, patent prosecution costs for the Invention incurred by [***] prior to the execution of this Agreement and any patent prosecution costs that may be incurred for patentability opinions, re-examination, re-issue, interferences, oppositions or inventorship determinations. Prior Patent Prosecution Costs will be due upon execution of this Agreement and billing by [***] and are at least [***].

21.4

Effects of Termination. The [***] will be obligated to pay any Patent Prosecution Costs incurred during the [***] period after receipt by either party of a Notice of Termination, even if the invoices for such Patent Prosecution Costs are received by the [***] after the end of the [***] period following receipt of a Notice of Termination. The [***] may terminate its obligation to pay Patent Prosecution Costs with respect to any given patent application or patent under Patent Rights in any or all designated countries upon [***] written notice to [***]. The Regents may continue prosecution and/or maintenance of such application(s) or patent(s), and applications in foreign countries where Licensee has elected not to file, at its sole discretion [***] and Licensee will have no further right or licenses thereunder. For the avoidance of doubt, the written notification in the previous sentence shall not relieve [***] from the obligation to [***] for such Patent Prosecution Costs in connection therewith incurred during the [***] period following such notice. Non-payment of Patent Prosecution Costs may be deemed by [***] as an election by the [***] not to maintain such application(s) or patent(s).

22. PATENT MARKING

22.1	The Licensee will mark all Licensed Products made, used or Sold under the terms of this Agreement or their containers in accordance with the applicable patent marking laws.

23. PATENT INFRINGEMENT

23.1

Infringement Notice. In the event that The Regents (to the extent of the knowledge of the licensing professional responsible for the administration of this Agreement) or the Licensee learns of infringement of potential commercial significance of any patent licensed under this Agreement, the knowledgeable party will provide the other (i) with written notice of such infringement and (ii) with any evidence of such infringement

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

available to it (the “Infringement Notice”). During the period in which, and in the jurisdiction where, the Licensee has exclusive rights under this Agreement, neither The Regents nor the Licensee will notify a possible infringer of infringement or put such infringer on notice of the existence of any Patent Rights without first obtaining consent of the other. If the Licensee puts such infringer on notice of the existence of any Patent Rights with respect to such infringement without first obtaining the written consent of The Regents and if a declaratory judgment action is filed by such infringer against The Regents, then Licensee’s right to initiate a suit against such infringer for infringement under Paragraph 23.2 (Company Suit and Joining) below will terminate immediately without the obligation of The Regents to provide notice to the Licensee. Both The Regents and the Licensee will use their diligent efforts to cooperate with each other to terminate such infringement without litigation.

23.2

Company Suit and Joining. If infringing activity of potential commercial significance by the infringer has not been abated within [***] following the date the Infringement Notice takes effect, then the Licensee may institute suit for patent infringement against the infringer. The Regents may voluntarily join such suit, at its own expense, but may not otherwise commence suit against the infringer for the acts of infringement that are the subject of the Licensee’s suit or any judgment rendered in that suit. The Licensee may not join The Regents as a party in a suit initiated by the Licensee without The Regents’ prior written consent. If The Regents joins a suit initiated by the Licensee, then the Licensee will pay any costs incurred by The Regents arising out of such suit, including but not limited to, any legal fees of counsel that The Regents selects and retains to represent it in the suit.

23.3

Regents’ Suit. If, within a [***] following the date the Infringement Notice takes effect, infringing activity of potential commercial significance by the infringer has not been abated and if the Licensee has not brought suit against the infringer, then The Regents may institute suit for patent infringement against the infringer. If The Regents institutes such suit, then the Licensee may not join such suit without The Regents’ consent and may not thereafter commence suit against the infringer for the acts of infringement that are the subject of The Regents’ suit or any judgment rendered in that suit.

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

23.4

Infringement Notice. Notwithstanding anything to the contrary in this Agreement, in the event that the infringement or potential infringement pertains to an issued patent included within the Patent Rights and written notice is given under the Drag Price Competition and Patent Term Restoration Act of 1984 (and/or foreign counterparts of this Law), then the party in receipt of such notice under the Act (in the case of The Regents to the extent of the actual knowledge of the licensing officer responsible for the administration of this Agreement) shall provide the Infringement Notice to the other party promptly. If the time period is such that the Licensee will lose the right to pursue legal remedy for infringement by not notifying a third party or by not filing suit, the notification period and the time period to file suit will be accelerated to within [***] of the date of such notice under the Act to either party.

23.5

Recovery. Any recovery or settlement received in connection with any suit will first be shared by The Regents and the Licensee equally to cover any litigation costs each incurred and next shall be paid to The Regents or the Licensee to cover any litigation costs it incurred in excess of the litigation costs of the other. In any suit initiated by the Licensee, any recovery in excess of litigation costs will be shared between Licensee and The Regents as follows: (a) for any recovery other than amounts paid for willful infringement: (i) The Regents will receive [***] of the recovery if The Regents was not a party in the litigation and did not incur any litigation costs associated with the use of outside counsel, (ii) The Regents will receive [***] of the recovery if The Regents was a party in the litigation whether joined as a party under the provisions of Paragraph 23.2 (Company Suit and Joining) or otherwise, but The Regents did not incur any litigation costs, and (iii) The Regents will receive [***] of the recovery if The Regents incurred any litigation costs associated with the use of outside counsel in connection with the litigation; and (b) for any additional recovery obtained based on a ruling of willful infringement, The Regents will receive, [***] of such additional the recovery, provided that, in each the case of (a) and (b), The Regents shall only be deemed to have incurred any outside counsel litigation costs to the extent the Licensee has not reimbursed The Regents for such costs. In any suit initiated by The Regents, any recovery in excess of litigation costs will belong to The Regents. The Regents and the Licensee agree to be bound by all determinations of patent infringement, validity and enforceability (but no other issue) resolved by any adjudicated judgment in a suit brought in compliance with this Article 23 (Patent Infringement).

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

23.6	Sublicenses. Any agreement made by the Licensee for purposes of settling litigation or other dispute shall comply with the requirements of Article 3 (Sublicenses) of this Agreement.

23.7

Cooperation. Each party will cooperate with the other in any litigation proceedings instituted hereunder, provided that such cooperation shall be at the expense of the party who initiated the suit (unless such suit is being jointly prosecuted by the parties).

23.8	Control. Any litigation proceedings will be controlled by the party bringing the suit, except that each Party may be represented by counsel of its choice in any suit brought by the Licensee,

24. INDEMNIFICATION

24.1

Indemnification. The Licensee will, and will require its Sublicensees to, indemnify, hold harmless and defend The Regents, the sponsors of the research that led to the Invention and the inventors of any invention claimed in patents or patent applications under Patent Rights (including the Licensed Products, Licensed Services and Licensed Methods contemplated thereunder) and their employers, and the officers, employees and agents of any of the foregoing, against any and all third party claims, suits, losses, damages, costs, fees and expenses resulting from, or arising out of, the exercise of this license or any sublicense. This indemnification will include, but not be limited to, any product liability claims. If The Regents believes that there will be a conflict of interest or it will not otherwise be adequately represented by counsel chosen by the Licensee to defend The Regents in accordance with this Paragraph 24.1, then The Regents may retain counsel of its choice to represent it and will pay all expenses for such representation.

24.2

Insurance. The Licensee, at its sole cost and expense, will insure its activities in connection with any work performed hereunder and will obtain, keep in force, and maintain general liability insurance with a limit no less than [***] prior to or coinciding with the Effective Date of this Agreement consistent with sound business practices.

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Commencing with the dosing of the first subject in the first Phase I clinical trial such insurance levels will be at least as follows:

24.2.1	Commercial Form General Liability Insurance (contractual liability included) with limits as follows:

24.2.2	Each Occurrence [***]

24.2.3	Products/Completed Operations Aggregate [***]

24.2.4	Personal and Advertising Injury [***]

24.2.5	General Aggregate (commercial form only) [***]

(if written on a claims-made form, it shall continue for [***] following termination or expiration of this Agreement).

24.3	Upon the employment of the first employee by Licensee, worker’s compensation as legally required in the jurisdiction in which the Licensee is doing business.

24.4	The coverage and limits above will not in any way limit the Licensee’s liability under this Article 24 (Indemnification.)

24.5

Certificates. Upon the execution of this Agreement, the Licensee will furnish The Regents with certificates of insurance evidencing compliance with all requirements. Such certificates will:, indicate The Regents as an additional insured(s) under the coverage described above in Paragraph 24.2 (Insurance); and include a provision that the coverage will be primary and will not participate with, nor will be excess over, any valid and collectable insurance or program of self-insurance maintained by The Regents.

24.6

Notification. The Regents will promptly notify the Licensee in writing of any claim or suit brought against The Regents for which The Regents intends to invoke the provisions of this Article 24 (Indemnification). The Licensee will control the defense and settlement of any claims pursuant to this Article 24, and will keep the Regents informed of its defense of any claims pursuant.to this Article 24 (Indemnification), except that Licensee may not settle any claims absent the Regents’ prior written consent.

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

25. NOTICES

25.1	Any notice or payment hereunder shall be deemed to have been properly given when sent in writing in English to the respective address below and shall be deemed effective:

25.1.1	on the date of delivery if delivered in person,

25.1.2	on the date of mailing if mailed by first-class certified mail, postage paid, or

25.1.3	on the date of mailing if mailed by any global express earner service that requires the recipient to sign the documents demonstrating the delivery of such notice or payment, or

25.1.4

in the case of notices, if sent by email, on the date the recipient acknowledges having received that email by either an email sent to the sender or by a notice delivered by another method in accordance with this section 25.1, provided that, automated replies and “read receipts” shall not be considered acknowledgement of receipt and any provision of notice of breach or termination shall be send using certified mail or global express earner.

In the case of Licensee:	TheRas, Inc.

165 University Avenue, Suite 5

Palo Alto, CA 94301

Attention: Neil Kumar

Email: [***]

In the case of The Regents:

For notices:

Office of Innovation, Technology, and Alliances

3333 California Street, Suite S-11

San Francisco, CA 94143-1209

(for express mail and deliveries use zip 94118)

Attention: Director, Technology Management

Referring to: UC Case No. [***]

Email: [***]

For remittance of payments:

Innovation Alliances and Services

Attn: Accounts Receivable

University of California

Office of the President

1111 Franklin Street, 5th Floor

Oakland, CA 94607-5200

Referring to: UC Case No. [***]

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

26. ASSIGNABILITY

26.1

The Licensee may assign or transfer this Agreement, without The Regents’ prior written consent, only in the case of assignment or transfer to a third party that succeeds to (whether by purchase or otherwise) all or substantially all of Licensee’s business or assets relating to this Agreement, whether by Sale, merger, operation of law or otherwise, provided that (a) such assignee or transferee promptly agrees to be bound by the terms and conditions of tins Agreement and signs The Regents’ standard substitution of party letter (attached here as Appendix A), (b) Licensee gives The Regents of reasonably prompt notice, but not longer than [***] following such assignment, and (c) [***]. Any attempted assignment by Licensee other than in accordance with this Paragraph 26.1 will be null and void. This Agreement is binding upon and will inure to the benefit of The Regents, its successors and assigns.

27. FORCE MAJEURE

27.1

Except for the Licensee’s obligation to make any payments to The Regents hereunder, the parties shall not be responsible for failure to perform due to the occurrence of any events beyond their reasonable control which render their performance impossible or onerous, including, but not limited to: accidents (environmental, toxic spill, etc.); acts of God; biological or nuclear incidents; casualties; earthquakes; fires; Hoods; governmental acts; orders or restrictions; inability to obtain suitable and sufficient labor, transportation, fuel and materials; local, national or state emergency; power failure and power outages; acts of terrorism; strike; and war.

28. GOVERNING LAWS; VENUE

28.1

Choice of Law. THIS AGREEMENT WILL BE INTERPRETED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA, excluding any choice of law rales that would direct the application of the laws of another jurisdiction and without regard to which party drafted particular provisions of this Agreement, but the scope and validity of any patent or patent application will be governed by the applicable laws of the country of such patent or patent application.

28.2	Venue. Any legal action brought by the parties hereto relating to this Agreement will be conducted in San Francisco, California.

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

29. GOVERNMENT APPROVAL OR REGISTRATION

29.1

If this Agreement or any associated transaction is required by the law of any nation to be either approved or registered with any governmental agency, the Licensee will assume all legal obligations to do so. The Licensee will notify The Regents if it becomes aware that this Agreement is subject to a United States or foreign government reporting or approval requirement. The Licensee will make all necessary filings and pay all costs including fees, penalties and all other out-of-pocket costs associated with such reporting or approval process.

30. COMPLIANCE WITH LAWS

30.1

The Licensee shall comply with all applicable international, national, state, regional and local laws and regulations in performing its obligations hereunder and in its use, manufacture, Sale or import of the Licensed Products, Licensed Services or practice of the Licensed Method. The Licensee will observe all applicable United States and foreign laws with respect to the transfer of Licensed Products and related technical data and the provision of Licensed Services to foreign countries, including, without limitation, the International Traffic in Arms Regulations (ITAR) and the Export Administration Regulations. The Licensee shall manufacture Licensed Products and practice the Licensed Method in compliance with applicable government importation laws and regulations of a particular country for Licensed Products made outside the particular country in which such Licensed Products are used, Sold or otherwise exploited.

31. CONFIDENTIALITY

31.1

Confidential Information. The Licensee and The Regents will treat and maintain the other party’s proprietary business, patent prosecution, software, engineering drawings, process and technical information and other proprietary information, including the negotiated terms of this Agreement and any progress reports and royalty reports and any sublicense agreement issued pursuant to this Agreement (“Proprietary Information”) in confidence using at least the same degree of care as the receiving party uses to protect its own proprietary information of a like nature from the date of disclosure until five (5) years after the termination or expiration of this Agreement. Proprietary Information can be written, oral, or both. This confidentiality obligation will apply to the information defined as “Data” under the Secrecy Agreement and such Data will be treated as Proprietary Information hereunder.

31.2

The Licensee and The Regents may use and disclose Proprietary Information to their employees, agents, consultants, contractors and, in the case of the Licensee, its sublicensees, provided that such parties are bound by a like duty of confidentiality as that found in this Article 31 (Confidentiality). Notwithstanding anything to the contrary contained in this Agreement, The Regents may release this Agreement, including any terms contained herein and information regarding payments or other income received in connection with this Agreement to the inventors, senior administrative officials employed by The Regents and individual Regents upon their request. If such release is made, then The Regents will request that such terms be kept in confidence in accordance with the provisions of this Article 31 (Confidentiality). In addition, notwithstanding anything to the contrary in this Agreement, if a third party inquires whether a license to Patent Rights is available, then The Regents may disclose the existence of this Agreement and the extent of the grant in Articles, 2 (Grant) and 3 (Sublicenses) and related definitions to such third party, but will not disclose the name of the Licensee unless the Licensee has already made such disclosure publicly.

31.3	Limitations. Nothing contained herein will restrict or impair, in any way, the right of the Licensee or The Regents to use or disclose any Proprietary Information:

31.3.1	that recipient can demonstrate by written records was previously known to it prior to its disclosure by the disclosing party;

31.3.2	that recipient can demonstrate by written records is now, or becomes in the future, public knowledge other than through acts or omissions of recipient;

31.3.3	that recipient can demonstrate by written records was obtained lawfully and without restrictions on the recipient from sources independent of the disclosing party; and

31.3.4	that The Regents is required to disclose pursuant to the California Public Records Act or other applicable law.

The Licensee or The Regents also may disclose Proprietary Information that is required to be disclosed (i) to a governmental entity or agency in connection with seeking any governmental or regulatory approval, governmental audit, regulatory requirement (including any regulation promulgated by any securities exchange) or other governmental contractual requirement or (ii) by law, provided that the recipient uses reasonable efforts to give the party owning the Proprietary Information sufficient notice of such required disclosure to allow the party owning the Proprietary Information reasonable opportunity to object to, and to take legal action to prevent, such disclosure. Nothing in this Agreement will be construed to prevent The Regents from reporting de-identified raw terms of the Agreement as part of a larger database.

31.4

Return of Information. Upon termination of this Agreement, the Licensee and The Regents will destroy or return any of the disclosing party’s Proprietary Information in its possession within [***] following the termination of this Agreement and provide each other with prompt written notice that such Proprietary Information has been returned or destroyed. Each party may, however, retain one copy of such Proprietary Information for archival purposes in non-working files.

32. MISCELLANEOUS

32.1	Appendices. This Agreement includes the attached Appendix A.

32.2	Headings. The headings of the several sections are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

32.3	Binding Agreement. This Agreement is not binding on the parties until it has been signed below on behalf of each party. It is then effective as of the Effective Date.

32.4	Amendments. No amendment or modification of this Agreement is valid or binding on the parties unless made in writing and signed on behalf of each party.

32.5	Waiver. No waiver by either party of any breach or default of any of the agreements contained herein will be deemed a waiver as to any subsequent and/or similar breach or default.

32.6

Entire Agreement. This Agreement embodies the entire understanding of the parties and supersedes all previous communications, representations or understandings, either oral or written, between the parties relating to the subject matter hereof.

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

32.7

Invalidity. In case any of the provisions contained in this Agreement is held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability will not affect any other provisions of this Agreement and this Agreement will be construed as if such invalid, illegal or unenforceable provisions had never been contained in it.

32.8

Independent Contractors. In performing their respective duties under this Agreement, each of the parties will be operating as an independent contractor. Nothing contained herein will in any way constitute any association, partnership, or joint venture between the parties hereto, or be construed to evidence the intention of the parties to establish any such relationship. Neither party will have the power to bind the other party or incur obligations on the other party’s behalf without the other patty’s prior written consent.

32.9

Counterparts. This Agreement may be executed in one or more counterparts, each of which together shall constitute one and the same Agreement. For purposes of executing this Agreement, a facsimile (including a PDF image delivered via email) copy of this Agreement, including the signature pages, will be deemed an original. The parties agree that neither party will have any rights to challenge the use or authenticity of a counterpart of this Agreement based solely on that its signature, or the signature of the other party, on such counterpart is not an original signature.

32.10

Execution. The terms and conditions of this Agreement shall be considered by The Regents to be withdrawn from the Licensee’s consideration and the Agreement itself to be null and void, unless this Agreement is executed by both The Regents and the Licensee within thirty (30) days of when the execution copy is circulated for signatures.

IN WITNESS WHEREOF, both The Regents and the Licensee have executed this Agreement by their respective and duly authorized officers on the day and year written.

THERAS, INC.		THE REGENTS OF THE UNIVERSITY OF CALIFORNIA

By:	/s/ Neil Kumar	By:	/s/ Karin Immergluck
	(Signature)		(Signature)

Name:	Neil Kumar	Name:	Karin Immergluck
	(Please Print)		(Please Print)

Title:	CEO	Title:	Executive Director

Date:	September 28, 2016	Date:	September 30, 2016

APPENDIX A: CONSENT TO SUBSTITUTION OF PARTY

UC Case Nos. SF2015-143

This substitution of parties (“Agreement”) is effective this              day of             , 20    , among The Regents of the University of California (“The Regents”), a California corporation, having its statewide administrative offices at 1111 Franklin Street, 12th Floor, Oakland, California 94607-5200 and acting through its Office of Innovation, Technology, and Alliances, University of California San Francisco (“UCSF”), 3333 California Street, Suite S-11, San Francisco, California 94143; [licensee name] (“XXX”), a          corporation, having a principal place of business                     ; and [new licensee name] [(“YYY”)] a                      corporation, having a principal place of business at                     .

BACKGROUND

A.    The Regents and [XXX] entered into a License Agreement effective                      (UC Control No.             -    -        ), entitled                      (“License Agreement”), wherein XXX was granted certain rights.

B.    [XXX] desires that [YYY] be substituted as Licensee (defined in the License Agreement) in place of [XXX], and The Regents is agreeable to such substitution.

C.    [YYY] has read the License Agreement and agrees to abide by its terms and conditions.

The parties agree as follows:

1.    [YYY] assumes all liability and obligations under the License Agreement and is bound by all its terms in all respects as if it were the original Licensee of the License Agreement in place of XXX.

2.    [YYY] is substituted for [XXX], provided that [YYY] assumes all liability and obligations under the License Agreement as if [YYY] were the original party named as Licensee as of the effective date of the License Agreement.

3.    The Regents releases [XXX] from all liability and obligations under the License Agreement arising before or after the effective date of this Agreement.

The parties have executed this Agreement in triplicate originals by their respective authorized officers on the following day and year.

[XXX] LICENSEE		THE REGENTS OF THE UNIVERSITY OF CALIFORNIA

By:		By:
(Signature)

Name:		Name:
(Please print)

Title:		Title:

Date:		Date:

[YYY] COMPANY

By:
(Signature)

Name:
(Please print)

Title:

Date:

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

FIRST AMENDMENT

to the

Exclusive License Agreement

Effective September 28, 2016

Between

THE REGENTS OF THE UNIVERSITY OF CALIFORNIA

and

THERAS, INC.

Effective January 10, 2017, (the “First Amendment Effective Date”) THE REGENTS OF THE UNIVERSITY OF CALIFORNIA (“THE REGENTS”), a California corporation, having its statewide administrative offices at 1111 Franklin Street, 12th Floor, Oakland, California 946075200 and acting through its Office of Innovation, Technology, and Alliances, University of California San Francisco (“UCSF”), 3333 California Street, Suite S-l 1, San Francisco, CA 94143 and TheRas, Inc., a Delaware corporation and a subsidiary of BridgeBio, LLC, having a principal place of business at 165 University Avenue, Suite 5, Palo Alto, CA 94301 (“LICENSEE”), agree as follows:

1.	BACKGROUND

1.1.

THE REGENTS and LICENSEE are parties to a License Agreement effective September 28, 2016 with UC Agreement Control No. 2017-03-0138 (“Original Agreement”) for “Covalent Modification on CAAX- box Cysteine of K-Ras 4B Using Tethering Compounds” as described in UC Case No. [***].

1.2.	THE REGENTS and LICENSEE wish to amend the Original Agreement for the purpose of updating the PCT Application Number in the Original Agreement.

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

1

2.	AMENDMENTS

2.1.	Delete the table in Paragraph 1.11 and replace with the following:

UC Case Number	PCT Application Number	Filing or Issue Date
[***]	[***]	[***]

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

2

All other terms and conditions of the Original Agreement will remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed these presents by their duly authorized officers or representatives as of the dates below:

THE REGENTS OF THE UNIVERSITY OF CALIFORNIA

By	/s/ Sunita Rajdev

Name	Sunita Rajdev, Ph.D.

Title	Associate Director, Technology Management Innovation, Technology & Alliances UCSF

Date	1/17/17

THERAS, INC.

By	/s/ Neil Kumar

Name	Neil Kumar

Title	CEO

Date	1/12/2017

3

[***]	Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

SECOND AMENDMENT

to the

Exclusive License Agreement

Effective September 28, 2016

Between

THE REGENTS OF THE UNIVERSITY OF CALIFORNIA

and

THERAS, INC.

Effective                     , (the “Second Amendment Effective Date”) THE REGENTS OF THE UNIVERSITY OF CALIFORNIA (“THE REGENTS”), a California corporation, having its statewide administrative offices at 1111 Franklin Street, 12th Floor, Oakland, California 94607-5200 and acting through its Office of Technology Management, University of California San Francisco (“UCSF”), 3333 California Street, Suite S-l 1, San Francisco, CA 94143 and TheRas, Inc., a Delaware corporation, having a principal place of business at 165 University Avenue, Suite 5, Palo Alto, CA 94301 (“LICENSEE”), agree as follows:

1.	BACKGROUND

1.1

THE REGENTS and LICENSEE are parties to a License Agreement effective September 28, 2016 with UC Agreement Control No. 2017-03-0138 (“Original Agreement”) for “Covalent Modification on CAAX- box Cysteine of K-Ras 4B Using Tethering Compounds” as described in UC Case No. SF2015-143 and a first subsequent amendment with an effective date of January 10, 2017 (the “First Amendment”).

1.2

THE REGENTS and LICENSEE wish to amend the Original Agreement for the purpose adding additional patent rights to “Phenylacetamide- and triazole-based covalent inhibitors targeting H95 in Kras” as described in UC Case No. [***] to the Original Agreement.

1

2.	AMENDMENTS

2.1	Background Paragraph A is hereby deleted and replaced with the following:

“A. Certain inventions, generally characterized as “Covalent Modification on CAAX-box Cysteine of K-Ras 4B Using Tethering Compounds” (UC Case Nos. [***] and Leidos Biomedical No. [***]) (collectively “Original Invention”), made in the course of research at UCSF and Leidos Biomedical Research, Inc. (“Leidos”) by Drs. Frank P. McCormick, Stephan C. Gysin, Adam R. Renslo, and David Turner at UCSF and by Drs. Anna E. Maciag and Oleg Chertov of Leidos (collectively, the “Original Inventors”) and are claimed in Patent Rights as defined below. Furthermore, certain inventions generally characterized as “Phenylacetamide- and triazole-based covalent inhibitors targeting H95 in Kras” as described in UC Case No. [***] and Leidos Biomedical No. [***] (collectively the “Second Invention”), made in the course of research at UCSF by Drs. Frank P. McCormick, Adam R. Renslo, and Elizabeth D. Vo at UCSF and by Drs. Anna E. Maciag, David Turner, and Marcin Dyba of Leidos Biomedical Research, Inc. (“Leidos”) (collectively, the “Second Inventor List”). The Original Invention and the Second Invention are collectively referred to as the “Invention”. The Original Inventors and the Second Inventor List are collectively referred to as the “Inventors”.

2.2	Background Paragraph C is hereby deleted and replaced with the following”

“C. The Regents and Leidos have executed an Inter-Institutional Agreement (UC Control No. 2017-18-0104 ) with an effective date of August 22, 2016 and an hater-Institutional Agreement (UC Control No. 2018-18-0028) with an effective date of July 10, 2017, both of which grant The Regents the right to license the Invention on behalf of both parties (the “IIA”).

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

2

2.3	The following is hereby added to the end of Background Paragraph D.

“Furthermore, the Licensee and The Regents have executed a Second Secrecy Agreement (UC Control No. 2017-20-0376) with an effective date of March 28, 2017.”

2.4	Paragraph 1.11 is hereby deleted and replaced with the following:

“1.11 Patent Rights” means the Valid Claims of, to the extent assigned to or otherwise obtained by The Regents and/or Leidos, the following United States patents and patent applications:

UC Case Number	PCT Application Number	Filing or Issue Date
[***]	[***]	[***]
[***]	[***]	[***]

Patent Rights shall further include the Valid Claims of, to the extent assigned to or otherwise obtained by The Regents and/or Leidos, the corresponding foreign patents and patent applications and any reissues, extensions, substitutions, continuations, divisions, and continuation-in-part applications (but only those Valid Claims in the continuation-in-part applications that are entirely supported in the specification and entitled to the priority date of the parent application). Further, The Regents agrees that it will not file or prosecute additional patent applications, outside the scope of the Patent Rights, based on the invention disclosure existing as of the Effective Date of the Original Agreement that is identified as UC Case No. [***] and Leidos Biomedical No. [***] or existing as of the Second Amendment Effective Date that is identified as UC Case No. [***] and Leidos Biomedical No. [***]. For the avoidance of doubt, this definition of Patent Rights excludes any rights in and to Option Inventions, except as provided under Article 4.”

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

3

2.5	Paragraph 7.1 is hereby deleted and replaced with the following:

“7.1	The Licensee will also pay to The Regents a license maintenance fee as follows for UC Case No. SF2015-143:

7.1.1	[***] on [***].

7.1.2	[***] beginning on the [***] and continuing annually on each subsequent anniversary of the Effective Date of the Original Agreement

7.1.3

Notwithstanding the payment obligations set forth in Section 7.1.1 and 7.1.2, license maintenance fees set forth in Paragraphs 7.1.1 and 7.1.2 are not due on any anniversary of the Effective Date of the Original Agreement if on that date, the Licensee is Selling or otherwise exploiting Licensed Products or Licensed Services covered by Patent Rights under UC Case No. [***] and is paying an Earned Royalty to The Regents on the Net Sales of such Licensed Product or Licensed Service.

7.2	The Licensee will also pay to The Regents a license maintenance fee as follows for UC Case No. SF2017-066:

7.2.1	[***] on [***].

7.2.2	[***] beginning on the [***] and continuing annually on each subsequent anniversary of the Second Amendment Effective Date.

7.2.3

Notwithstanding the payment obligations set forth in Section 7.2.1 and 7.2.2, license maintenance fees set forth in Paragraphs 7.2.1 and 7.2.2 are not due on any anniversary of the Second Amendment Effective Date if on that date, the Licensee is Selling or otherwise exploiting Licensed Products or Licensed Services covered by Patent Rights under UC Case No. [***] and is paying an Earned Royalty to The Regents on the Net Sales of such Licensed Product or Licensed Service.

7.3

The license maintenance fees set forth above in Paragraphs 7.1 and 7.2 are non-refundable and are not an advance or otherwise creditable against any royalties or other payments required to be paid under the terms of this Agreement.

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

4

2.6	The following Paragraph is hereby added to the end of Paragraph 8.1:

“8.1.4.

Licensee shall report to The Regents which Patent rights are included in each Sublicense. If the patent rights from both cases (i.e., UC Case Nos. [***] and [***]) are being sublicensed, then Sublicense Fees due in accordance with the foregoing shall be split and distributed evenly between the cases. If only one case is being sublicensed, then the Sublicense Fees shall be distributed to that case only.”

2.7	The follow Paragraph is hereby added to the end of Paragraph 9.1:

“9.1.4	Licensee shall indicate to The Regents in royalty reports which Patent Rights corresponds to the royalty payments for which Licensed Products.”

2.8	The following Paragraphs are hereby added to the end of Article 10:

“10.4

If the Patent Rights from both cases (i.e., UC Case Nos. [***] and [***]) cover a Licensed Product that triggers a Milestone Payment, then Milestone Payments due in accordance with the foregoing shall be [***]. If such Licensed Product is only covered by patent rights from one case, then the Milestone Payments shall be [***].

10.5.	Licensee shall indicate to The Regents in progress reports which Patent Rights corresponds to which Licensed Product that triggers a Milestone Payment.”

2.9	Paragraph 11.1.1 is hereby deleted and replaced with the following:

“11.1.1

N shall be the number equivalent of the number of shares equal to [***] of the then-outstanding shares of common stock of Licensee (assuming full conversion of all then-outstanding preferred stock and convertible securities and full exercise of any then-outstanding options and warrants) calculated on an as-converted basis as of immediately after the closing of a Licensee Financing (as defined in Paragraph 11.6 below); and”

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

5

2.10	Paragraph 11.7 is hereby deleted and replaced with the following:

“11.7

Notwithstanding the above, in the event that a Change of Control Transaction or IPO occurs prior to the Licensee Financing date, the Indexed Milestone Payment shall be equal to the greater of a) N times $P, where $P is determined as in 11.1.2.2 above, and where N equals [***] of the then-outstanding shares of Licensee (assuming full conversion of all then-outstanding convertible securities and full exercise of any then-outstanding options and warrants) immediately after the closing of a Change of Control Transaction, and (b) one million eight hundred thousand dollars ($1,800,000).”

2.11	Paragraph 13.3 is hereby deleted and replaced with the following:

“13.3	The Licensee will:

13.3.1	[***]

13.3.2	[***]

13.3.3	[***]

13.3.4	With respect to one Licensed Product covered by Patent Rights described in UC Case No. [***]:

[***]

The Regents recognizes that there are uncertainties associated with the development of therapeutic products and the regulatory process required by the FDA (and Foreign regulatory authorities that are equivalent to the FDA), and that it may be necessary from time to time to amend one or more of the milestones under Paragraphs 13.3.3.2 through 13.3.3.7 and Paragraphs 13.3.4.1 through 13.3.4.7. Accordingly, if Licensee is unable to meet one or more of such specified milestones and Licensee demonstrates to The Regents, based on the Regents’ reasonable, objective, good faith assessment of Licensee’s demonstration and supporting documentation, that Licensee has used and is using Licensee’s diligent efforts (with supporting documentation) to meet such milestone and [***] then upon submission in writing by Licensee to The Regents of the aforementioned

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

6

diligent efforts and a plan to overcome such regulatory hurdles, The Regents will extend the deadline for each such milestone under Paragraphs 13.3.3.2 through 13.3.3.7 and/or Paragraphs 13.3.4.1 through 13.3.4.7 for a [***] provided Licensee also has paid to The Regents a fee, for each such extension, [***]. An extension of one milestone in Paragraph 13.3.3 will extend all remaining milestones in Paragraph 13.3.3 by the same extension time period, and an extension of one milestone in Paragraph 13.3.4 will extend all remaining milestones in Paragraph 13.3.4. and

13.3.5	use commercially reasonable efforts to fill the market demand for Licensed Products and Licensed Services following commencement of marketing at any time.

2.12	Paragraph 25.1.4 is hereby deleted and replaced with the following:

“in the case of notices, if sent by email, on the date the recipient acknowledges having received that email by either an email sent to the sender or by a notice delivered by another method in accordance with this section 25.1, provided that, automated replies and “read receipts” shall not be considered acknowledgement of receipt and any provision of notice of breach or termination shall be send using certified mail or global express carrier.

In the case of Licensee:	TheRas, Inc.
165 University Avenue, Suite 5
Palo Alto, CA 94301
Attention: Neil Kumar
Email: [***]

In the case of The Regents:

For notices:

Office of Innovation, Technology, and Alliances

3333 California Street, Suite S-11

San Francisco, CA 94143-1209

(for express mail and deliveries use zip 94118)

Attention: Director, Technology Management

Referring to: UC Case Nos. [***]

Email: [***]

For remittance of payments:

Innovation Alliances and Services

Attn: Accounts Receivable

University of California

Office of the President

1111 Franklin Street, 5th Floor

Oakland, CA 94607-5200

Referring to: UC Case Nos. [***]

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

7

3.	FEES

3.1

Amendment Issue Fee: the Licensee will pay to The Regents an amendment license issue fee of [***] within [***] of the Second Amendment Effective Date. This fee is non-refundable, non-cancelable and is not an advance or otherwise creditable against any royalties or other payments required to be paid under the terms of this Second Amendment or Original Agreement.

4.	Miscellaneous

4.1	All other terms and conditions of the Original Agreement will remain in full force and effect.

4.2

This Second Amendment may be executed in one or more counterparts, each of which together shall constitute one and the same Agreement. For purposes of executing this Agreement, a facsimile (including a PDF image delivered via email) copy of this Agreement, including the signature pages, will be deemed an original. The parties agree that neither party will have any rights to challenge the use or authenticity of a counterpart of this Agreement based solely on that its signature, or the signature of the other party, on such counterpart is not an original signature.

[signature page follows]

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

8

IN WITNESS WHEREOF, the parties hereto have executed these presents by their duly authorized officers or representatives as of the dates below:

THE REGENTS OF THE UNIVERSITY OF CALIFORNIA

By	/s/ Sunita Rajdev
Name	Sunita Rajdev
Title	Associate Director, Technology Management Innovation, Technology & Alliances UCSF
Date	8-10-17

THERAS, INC.

By	/s/ Cameron Turtle
Name	Cameron Turtle
Title	VP, Business Development and Operations
Date	8/8/2017

9

[***]	Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

THIRD AMENDMENT

to the

Exclusive License Agreement

Effective September 28, 2016

Between

THE REGENTS OF THE UNIVERSITY OF CALIFORNIA

and

THERAS, INC.

Effective September 7th. 2018, (the “Third Amendment Effective Date”) THE REGENTS OF THE UNIVERSITY OF CALIFORNIA (“THE REGENTS”), a California corporation, having its statewide administrative offices at 1111 Franklin Street, 12th Floor, Oakland, California 94607-5200 and acting through its Office of Technology Management, University of California San Francisco (“UCSF”), 600 16th Street, Suite S-272, San Francisco, CA 94143and TheRas, Inc., a Delaware corporation, having a principal place of business at 421 Kipling Street, Palo Alto, CA 94301 (“LICENSEE”), agree as follows:

1.	BACKGROUND

1.1.

THE REGENTS and LICENSEE are parties to a License Agreement effective September 28, 2016 with UC Agreement Control No. 2017-03-0138 (“Original Agreement”) for “Covalent Modification on CAAX- box Cysteine of K-Ras 4B Using Tethering Compounds” as described in UC Case No. [***], a first subsequent amendment with an effective date of January 10, 2017 (the “First Amendment”), and a subsequent amendment with an effective date of August 10, 2017 (the “Second Amendment”).

1

1.2.

THE REGENTS and LICENSEE wish to amend the Original Agreement for the purpose adding additional patent rights to “Sulfonamide-based modulators of KRAS4b with enhanced biochemical and biological activity over analogous amides” as described in UC Case No. [***] to the Original Agreement.

2.	AMENDMENTS

2.1.	Background Paragraph A is hereby deleted and replaced with the following:

“A. Certain inventions, generally characterized as “Covalent Modification on CAAX-box Cysteine of K-Ras 4B Using Tethering Compounds” (UC Case Nos. [***] and Leidos Biomedical No. [***]) (collectively “Original Invention”), made in the course of research at UCSF and Leidos Biomedical Research, Inc. (“Leidos”) by Drs. Frank P. McCormick, Stephan C. Gysin, Adam R. Renslo, and David Turner at UCSF and by Drs. Anna E. Maciag and Oleg Chertov of Leidos (collectively, the “Original Inventors”) and are claimed in Patent Rights as defined below. Furthermore, certain inventions generally characterized as “Phenylacetamide- and triazole-based covalent inhibitors targeting H95 in Kras” as described in UC Case No. [***] and Leidos Biomedical No. [***] (collectively the “Second Invention”), made in the course of research at UCSF by Drs. Frank P. McCormick, Adam R. Renslo, and Elizabeth D. Vo at UCSF and by Drs. Anna E. Maciag, David Turner, and Marcin Dyba of Leidos Biomedical Research, Inc. (“Leidos”) (collectively, the “Second Inventor List”). The Original Invention and the Second Invention are collectively referred to as the “Initial Invention Set”. Moreover, certain inventions generally characterized as “Sulfonamide-based modulators of KRAS4b with enhanced biochemical and biological activity over analogous amides” as described in UC Case No [***] (the “Subsequent Invention”), were made in the course of research at UCSF by Drs. Francis P McCormick and Adam R Renslo at UCSF, by Drs. Anna E. Maciag, David M Turner, Christopher Brassard, Vandana Kumari, and Marcin Dyba at Leidos, and

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

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by Drs. Matthew Duncton and Eddie Low, of Licensee (“Third Inventor List”). The Initial Invention Set and the Subsequent Invention are collectively referred to as the “Invention”. The Original Inventors, the Second Inventor List, and the Third Inventor List are collectively referred to as the “Inventors”.

2.2.	Background Paragraph C is hereby deleted and replaced with the following”

“C. The Regents and Leidos have executed an Inter-Institutional Agreement (UC Control No. 2017-18-0104 ) with an effective date of August 22, 2016 and an Inter-Institutional Agreement (UC Control No. 2018-18-0028) with an effective date of July 10, 2017, both of which grant The Regents the right to license the Initial Invention Set on behalf of both parties (the “IIA”).

2.3.	The following is hereby added to the end of Background Paragraph D.

“Furthermore, the Licensee and The Regents have executed a third Secrecy Agreement (UC Control No. 2018-20-0107) with an effective date of October 12, 2017.”

2.4.	Paragraph 1.11 is hereby deleted and replaced with the following:

“1.11 Patent Rights” means the Valid Claims of the following:

(a)	to the extent assigned to or otherwise obtained by The Regents and/or Leidos, the following United States patents and patent applications, herein as defined as “Initial Patent Rights”:

UC Case Number	Application Number	Filing or Issue Date
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

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Initial Patent Rights shall further include the Valid Claims of, to the extent assigned to or otherwise obtained by The Regents and/or Leidos, the corresponding foreign patents and patent applications and any reissues, extensions, substitutions, continuations, divisions, and continuation-in-part applications (but only those Valid Claims in the continuation-in-part applications that are entirely supported in the specification and entitled to the priority date of the parent application). Further, The Regents agrees that it will not file or prosecute additional patent applications, outside the scope of the Patent Rights, based on the invention disclosure existing as of the Effective Date of the Original Agreement that is identified as UC Case No. [***] and Leidos Biomedical No. [***] or existing as of the Second Amendment Effective Date that is identified as UC Case No. [***] and Leidos Biomedical No. [***]. For the avoidance of doubt, this definition of Patent Rights excludes any rights in and to Option Inventions, except as provided under Article 4.”

(b)	to the extent assigned to or otherwise obtained by The Regents, the following United States patents and patent applications, herein defined as the “Subsequent Patent Rights”:

UC Case Number	U.S. Provisional Patent Application Number	Filing Date
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

Subsequent Patent Rights shall further include the Valid Claims of, to the extent assigned to or otherwise obtained by The Regents, the corresponding foreign patents and patent applications and any reissues, extensions, substitutions, continuations, divisions, and continuation-in-part applications (but only those Valid Claims in the continuation-in-part applications that are entirely supported in the specification and entitled to the priority date of the parent application). For

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

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the avoidance of doubt, Subsequent Patent Rights shall further include provisional or nonprovisional applications filed within the Paris convention year with claims to additional compounds or sub-genera that fall within the scope of the genus described in the Subsequent Patent Rights existing as of the Third Amendment Effective Date, provided that (1) such applications are conceived and reduced to practice by Dr. Frank McCormick and/or Dr. Adam Renslo (including together with inventors at Leidos and/or Licensee), (2) such applications are assigned to or otherwise obtained by only The Regents, Leidos, and Licensee, and (3) within sixty (60) days of the filing of such patent applications, the parties amend in writing the table in this Section 2.4(b).

For the avoidance of doubt, Patent Rights shall include both the Initial Patent Rights and the Subsequent Patent Rights. For the avoidance of doubt, this definition of Patent Rights excludes any rights in and to Option Inventions, except as provided under Article 4.”

2.5.	Paragraph 7.1 is hereby deleted and replaced with the following:

“7.1	The Licensee will also pay to The Regents a license maintenance fee as follows for UC Case No. [***]:

7.1.1	[***] on both [***]

7.1.2	[***] beginning on the [***] and continuing annually on each subsequent anniversary of the Effective Date of the Original Agreement

7.1.3

Notwithstanding the payment obligations set forth in Section 7.1.1 and 7.1.2, license maintenance fees set forth in Paragraphs 7.1.1 and 7.1.2 are not due on any anniversary of the Effective Date of the Original Agreement if on that date, the Licensee is Selling or otherwise exploiting Licensed Products or Licensed Services covered by Patent Rights under UC Case No. [***] and is paying an Earned Royalty to The Regents on the Net Sales of such Licensed Product or Licensed Service.

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

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7.2	The Licensee will also pay to The Regents a license maintenance fee as follows for UC Case No. [***]:

7.2.1	[***]

7.2.2	[***] and continuing annually on each subsequent anniversary of the Second Amendment Effective Date.

7.2.3

Notwithstanding the payment obligations set forth in Section 7.2.1 and 7.2.2, license maintenance fees set forth in Paragraphs 7.2.1 and 7.2.2 are not due on any anniversary of the Second Amendment Effective Date if on that date, the Licensee is Selling or otherwise exploiting Licensed Products or Licensed Services covered by Patent Rights under UC Case No. [***] and is paying an Earned Royalty to The Regents on the Net Sales of such Licensed Product or Licensed Service.

7.3	The Licensee will also pay to The Regents a license maintenance fee as follows for UC Case No. [***]:

7.3.1	[***] on both the [***].

7.3.2	[***] beginning on the [***] and continuing annually on each subsequent anniversary of the Third Amendment Effective Date.

7.2.1

Notwithstanding the payment obligations set forth in Section 7.3.1 and 7.3.2, license maintenance fees set forth in Paragraphs 7.3.1 and 7.3.2 are not due on any anniversary of the Second Amendment Effective Date if on that date, the Licensee is Selling or otherwise exploiting Licensed Products or Licensed Services covered by Patent Rights under UC Case No. [***] and is paying an Earned Royalty to The Regents on the Net Sales of such Licensed Product or Licensed Service.

7.3

The license maintenance fees set forth above in Paragraphs 7.1, 7.2, and 7.3 are non-refundable and are not an advance or otherwise creditable against any royalties or other payments required to be paid under the terms of this Agreement.

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

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2.6.	The following Paragraph is hereby added to the end of Paragraph 8.1:

“8.1.4.

Licensee shall report to The Regents which Patent rights are included in each Sublicense. If the patent rights from more than one case is being sublicensed, then Sublicense Fees due in accordance with the foregoing shall be [***]. If only one case is being sublicensed, then the Sublicense Fees shall be distributed [***].”

2.7.	The follow Paragraph is hereby added to the end of Paragraph 9.1:

“9.1.4	Licensee shall indicate to The Regents in royalty reports which Patent Rights corresponds to the royalty payments for which Licensed Products.”

2.8.	The following Paragraphs are hereby added to the end of Article 10:

“10.4

If the Patent Rights from more than one case cover a Licensed Product that triggers a Milestone Payment, then Milestone Payments due in accordance with the foregoing shall be [***]. If such Licensed Product is only covered by patent rights from one case, then the Milestone Payments shall be [***].

10.5.	Licensee shall indicate to The Regents in progress reports which Patent Rights corresponds to which Licensed Product that triggers a Milestone Payment.”

2.9.	Paragraph 13.3 is hereby deleted and replaced with the following:

“13.3	The Licensee will:

13.3.1	[***]

13.3.2	[***]

13.3.3	[***]

13.3.4	With respect to one Licensed Product covered by Patent Rights described in UC Case No. [***]:

[***]

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

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13.3.5	With respect to one Licensed Product covered by Patent Rights described in UC Case No. [***]:

[***]

The Regents recognizes that there are uncertainties associated with the development of therapeutic products and the regulatory process required by the FDA (and Foreign regulatory authorities that are equivalent to the FDA), and that it may be necessary from time to time to amend one or more of the milestones under Paragraphs 13.3.3.2 through 13.3.3.7, Paragraphs 13.3.4.1 through 13.3.4.7, and Paragraphs 13.3.5.1 through 13.3.5.7. Accordingly, if Licensee is unable to meet one or more of such specified milestones and Licensee demonstrates to The Regents, based on the Regents’ reasonable, objective, good faith assessment of Licensee’s demonstration and supporting documentation, that Licensee has used and is using Licensee’s diligent efforts (with supporting documentation) to meet such milestone and to [***], then upon submission in writing by Licensee to The Regents of the aforementioned diligent efforts and a plan to overcome such regulatory hurdles, The Regents will extend the deadline for each such milestone under Paragraphs 13.3.3.2 through 13.3.3.7 and/or Paragraphs 13.3.4.1 through 13.3.5.7 for a maximum of [***] provided Licensee also has paid to The Regents a fee, for each such extension, [***]. An extension of one milestone in Paragraph 13.3.3 will extend all remaining milestones in Paragraph 13.3.3 by the same extension time period, an extension of one milestone in Paragraph 13.3.4 will extend all remaining milestones in Paragraph 13.3.4, and an extension of one milestone in Paragraph 13.3.5 will extend all remaining milestones in Paragraph 13.3.5.

and

13.3.5	use commercially reasonable efforts to fill the market demand for Licensed Products and Licensed Services following commencement of marketing at any time.

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

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2.10.

Notwithstanding anything to the contrary in Paragraph 21.1, the following shall govern the Parties’ respective rights and obligations with respect to the filing, prosecution and maintenance of Initial Patent Rights and Subsequent Patent Rights:

“21.1	Patent Prosecution.

21.1.1

For Initial Patent Rights: As long as the Licensee has paid patent costs as provided for in this Article, The Regents shall diligently endeavor to prosecute and maintain the United States and foreign patents comprising Regents’ Patent Rights using counsel of its choice. The Regents will provide the Licensee with copies of all relevant documentation so that the Licensee will be informed of the continuing prosecution and may comment upon such documentation sufficiently in advance of any initial deadline for filing a response (and The Regents shall incorporate such comments when appropriate and/or reasonable), provided, however, that if the Licensee has not commented upon such documentation in a reasonable time for The Regents to sufficiently consider the Licensee’s comments prior to a deadline with the relevant government patent office, or The Regents must act to preserve the Patent Rights, The Regents will be free to respond without consideration of the Licensee’s comments, if any. The Licensee agrees to keep this documentation confidential. The Regents’ counsel will take instructions only from The Regents, and all patents and patent applications under the Initial Patent Rights will be assigned solely to The Regents, and when applicable, Leidos. The Regents shall use all reasonable efforts to amend any patent application to include claims reasonably requested by the Licensee to protect the products contemplated to be sold under this Agreement and to file and prosecute patents in foreign countries indicated by and [***].

21.1.2

For Subsequent Patent Rights: Licensee, with the input of The Regents and Leidos as outlined below, will be the party having the first right to file, prosecute, extend and maintain, and shall be responsible for filing, prosecuting, extending and maintaining, in good faith, the United States

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

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and foreign patent application(s) encompassing the Subsequent Patent Rights using patent counsel selected by Licensee, provided that such patent counsel is reasonably acceptable to The Regents and Leidos. The Regents hereby confirms that Licensee’s selection of Cooley LLP as its patent counsel is acceptable to The Regents as of the Third Amendment Effective Date.

Licensee and its selected patent counsel shall be responsible for keeping The Regents and Leidos reasonably informed of such activities with respect to the Subsequent Patent Rights. Specifically, Licensee will instruct its counsel to copy The Regents and Leidos on all communications regarding Subsequent Patent Rights and provide The Regents and Leidos with copies of all relevant correspondence and filings with respect to the Subsequent Patent Rights so that The Regents and Leidos will be informed of the continuing prosecution and may comment upon such filings sufficiently (and [***] when practicable) in advance of any initial deadline for filing a response. In the event Licensee inadvertently omits providing The Regents and Leidos with any such copy, Licensee shall do so or instruct its counsel to do so as soon as practical. In the event such omissions are ongoing and persistent, then at any Party’s request, Licensee, The Regents and Leidos shall discuss in good faith to establish a process of communication to address such omission. Licensee agrees to take such timely comments into consideration and shall advise if such comments are not incorporated into any filing. Licensee and The Regents will cooperate in the prosecution of Subsequent Patent Rights.

Licensee shall use all reasonable efforts to amend any patent application to include claims reasonably requested by The Regents in the Subsequent Patent Rights. The Regents and Licensee hereby acknowledge that Licensee, The Regents, and Leidos jointly own the Subsequent Patent Rights. Licensee shall not abandon or make inventorship changes on any

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

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patent applications jointly owned by The Regents without first consulting The Regents. If [***] chooses to abandon a patent application jointly owned by either The Regents and/or Leidos Biomedical, [***] (in consultation with each other if both The Regents and Leidos are co-owners) have the right to take over the prosecution and maintenance of such patent application [***]. The obligations of the Parties under this Agreement shall terminate to the extent applicable to the abandoned patent or patent application. Licensee shall promptly transfer any applicable documents necessary for The Regents and/or Leidos to continue the prosecution and maintenance of such patents or patent applications.

The Regents shall not file any patent application claiming or disclosing solely the Subsequent Invention or claiming priority to Subsequent Patent Rights unless Licensee decides to abandon the prosecution or maintenance of any Subsequent Patent Rights or breaches its obligation to notify The Regents of its decision to abandon Subsequent Patent Rights (the “Notification Breach”). If The Regents wishes to file a patent application covering an aspect of the Subsequent Invention that is not already covered by the Subsequent Patent Rights (“New Subsequent Invention”), The Regents shall notify Licensee in writing. If Licensee chooses not to file on such New Subsequent Invention, The Regents is free to file on such New Subsequent Invention. In addition, if the Regents notifies the Licensee of its Notification Breach and Licensee does not cure such breach or resume or continue such prosecution or maintenance of such Subsequent Patent Rights after the earlier of [***] notice of such breach, or [***] before an applicable patent or patent prosecution bar date, The Regents is then free to discuss in good faith with Leidos a plan to assume the prosecution and/or maintenance of such Subsequent Patent Rights and to carry out such plan. For the avoidance of doubt, provided that there are jointly owned Subsequent Patent Rights, Licensee shall not file any patent application that claims or discloses an invention related to the Subsequent Invention or claims priority to Subsequent Patent Rights without having a good faith discussion with The Regents and Leidos Biomedical first regarding the filing strategy and inventorship.”

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

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2.11.	Paragraph 25.1.4 is hereby deleted and replaced with the following:

“in the case of notices, if sent by email, on the date the recipient acknowledges having received that email by either an email sent to the sender or by a notice delivered by another method in accordance with this section 25.1, provided that, automated replies and “read receipts” shall not be considered acknowledgement of receipt and any provision of notice of breach or termination shall be send using certified mail or global express carrier.

In the case of Licensee:	TheRas, Inc.
421 Kipling Street
Palo Alto, CA 94301
Attention: Neil Kumar
Email: [***]

In the case of The Regents:

For notices:

University of California, San Francisco

Innovation Ventures, Office of Technology Management, Box 2142

600 16th Street, Suite S272

San Francisco, CA 94143

(for Fed-Ex use postal code 94158)

Attention: Director, Technology Management

Referring to: UC Case Nos. [***]

Email: [***]

For remittance of payments:

Innovation Alliances and Services

Attn: Accounts Receivable

University of California

Office of the President

1111 Franklin Street, 5th Floor

Oakland, CA 94607-5200

Referring to: UC Case Nos. [***]

3.	FEES

3.1.	Amendment Issue Fee: the Licensee will pay to The Regents an amendment license issue fee of [***] within [***] of the Second Amendment Effective Date. This fee is

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

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non-refundable, non-cancelable and is not an advance or otherwise creditable against any royalties or other payments required to be paid under the terms of this Second Amendment or Original Agreement.

4.	Miscellaneous

4.1.	All other terms and conditions of the Original Agreement will remain in full force and

4.2.	This Agreement hereby supersedes the Memorandum of Understanding between The Regents, Licensee, and Leidos, dated February 20, 2018.

4.3.

This Second Amendment may be executed in one or more counterparts, each of which together shall constitute one and the same Agreement. For purposes of executing this Agreement, a facsimile (including a PDF image delivered via email) copy of this Agreement, including the signature pages, will be deemed an original. The parties agree that neither party will have any rights to challenge the use or authenticity of a counterpart of this Agreement based solely on that its signature, or the signature of the other party, on such counterpart is not an original signature.

[signature page follows]

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IN WITNESS WHEREOF, the parties hereto have executed these presents by their duly authorized officers or representatives as of the dates below:

THE REGENTS OF THE UNIVERSITY OF CALIFORNIA

By	/s/ Sunita Rajdev
Name	Sunita Rajdev
Title	Interim Executive Director
Date	9/10/18

THERAS, INC.

By	/s/ Michael Henderson
Name	Michael Henderson
Title	CBO
Date	9/7/2018

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